Exhibit 99.1

Chico’s FAS, Inc. • 11215 Metro Parkway • Fort Myers, Florida 33966 • (239) 277-6200

Chico’s FAS, Inc. Appoints Susan Lanigan as Executive Vice President and General Counsel

Announces Corporate Governance Enhancements, Including
Proposal for Annual Election of Directors

FORT MYERS, Fla., May 25, 2016 – Chico's FAS, Inc. (NYSE: CHS) today announced that Susan Lanigan has been appointed Executive Vice President and General Counsel. Ms. Lanigan has 25 years of professional experience and more than 15 years of business experience in the retail industry, including serving as Executive Vice President, General Counsel of Dollar General Corporation before entering public service.

Shelley Broader, President and Chief Executive Officer of Chico's FAS, said, “Susan brings a remarkable record helping prominent national retailers successfully navigate complex legal, compliance and regulatory issues. Throughout her career, she has also been a strong partner to boards and management, advising on strategic planning, business analysis and governance matters. In this regard, she has already made contributions to Chico’s FAS as demonstrated by the governance enhancements we are announcing today and on which she advised.”

In connection with her appointment, Ms. Lanigan participated in recent discussions regarding the Company’s corporate governance. Those discussions resulted in the following governance enhancements announced today:

•
Annual election of directors: In the proxy materials for the 2016 Annual Meeting, the Chico’s FAS Board of Directors intends to include a recommendation “FOR” a Company-sponsored proposal to declassify the Board by class over a three-year period, such that the entire Board would stand for election at the 2019 Annual Meeting.

•
Codifying a policy regarding over-boarding: As part of its governance policies and processes, Chico’s FAS has adopted a formal policy limiting directors to service on four public company boards of directors, in addition to the Chico’s FAS Board.

David F. Walker, Chairman of the Chico’s FAS Board, said, “With a new CEO, new strategic priorities centered around our four focus areas and new team members, we are entering a period of opportunity and renewed value creation for Chico’s FAS. The progress we are making is reflected in the governance enhancements announced today as well as the actions we have previously announced to improve our operations and financial performance – with more to come. Shelley has clearly been a positive change-agent for Chico’s FAS, and one that we believe will result in enhanced growth and value for all Chico’s FAS shareholders.”

About Susan Lanigan

Ms. Lanigan most recently served as Chair of the Tennessee Education Lottery Commission, a position to which she was appointed by the Governor of the State of Tennessee and approved by the State Legislature in 2014.

Previously, she served as Executive Vice President and General Counsel of Dollar General Corporation from 2002 to 2013. Among other accomplishments at Dollar General, Ms. Lanigan worked with senior management and the Board in strategic planning and growth initiatives during a time when the company grew from 5,000 to over 10,000 stores and from $11 billion to approximately $18 billion in revenues. During her tenure at Dollar General, Ms. Lanigan gained extensive experience overseeing major corporate transactions, including guiding the Company through a $7 billion leveraged buyout, a subsequent initial public offering and Dollar General’s return to public company status via an IPO. She worked extensively with the Dollar General Board on identifying and recruiting qualified independent directors. She had responsibility for the global import compliance program for the Company, as well as the compliance models for introducing the retail stores into new states and for introducing new products in the stores.

Prior to Dollar General, she was General Counsel for Zale Corporation. During her tenure at Zale, she oversaw two major acquisitions. She had direct involvement with strategic planning as well as identifying and cultivating new business opportunities, such as the launch and ultimate sale of a private consumer credit bank.

Prior to Zale, she was in-house counsel at Turner Broadcasting.

Ms. Lanigan began her career as a litigation associate at Troutman Sanders law firm. She graduated magna cum laude from the University of Georgia School of Law, and cum laude from University of Georgia.

ABOUT CHICO'S FAS, INC.

The Company, through its brands – Chico's, White House Black Market, and Soma is a leading omni-channel specialty retailer of women’s private branded, sophisticated, casual-to-dressy clothing, intimates, complementary accessories, and other non-clothing items.

As of April 30, 2016, the Company operated 1,517 stores in the US and Canada and sold merchandise through franchise locations in Mexico. The Company’s merchandise is also available at www.chicos.com, www.whbm.com, and www.soma.com. For more detailed information on Chico's FAS, Inc., please go to our corporate website at www.chicosfas.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance, including but without limitation, statements regarding our plans, objectives, and future success of our store concepts, the implementation of our previously announced restructuring program, and implementation of our program to increase the sales volume and profitability of our existing brands through four previously announced focus areas. These statements may address items such as future sales, gross margin expectations, SG&A expectations, operating margin expectations, planned store openings, closings and expansions, future comparable sales, inventory levels, and future cash needs. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as "expects," "believes," "anticipates,"  "plans," "estimates," "approximately," "our planning assumptions," "future outlook," and similar expressions. Except for historical information, matters discussed in such oral and written statements are forward-looking statements. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, general economic and business conditions, conditions in the specialty retail industry, the availability of quality store sites, the ability to successfully execute our business strategies, the ability to achieve the results of our restructuring program, the ability to achieve the results of our four focus areas, the integration of our new management team, and those described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10-K. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. Investors using forward-looking statements are encouraged to review the Company's latest annual report on Form 10-K, its filings on Form 10-Q, management's discussion and analysis in the Company's latest annual report to stockholders, the Company's filings on Form 8-K, and other federal securities law filings for a description of other important factors that may affect the Company's business, results of operations and financial condition. All written or oral forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

Additional Information

Chico’s FAS, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. The Company intends to file a proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in their SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (www.chicosfas.com) in the section “Investors” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s Annual Report on Form 10-K for the year ended January 30, 2016. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2016 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.chicosfas.com, by writing to Chico’s FAS at 11215 Metro Parkway, Fort Myers, FL 33966, or by calling the Company’s proxy solicitor, Innisfree, toll-free at (877) 825-8971.

Contacts:

Investors:
Jennifer Powers
Vice President - Investor Relations
Chico’s FAS, Inc.
(239) 346-4199

Arthur B. Crozier / Jennifer M. Shotwell / Jonathan E. Salzberger
Innisfree M&A Incorporated
(212) 750-5833

Media:
Barrett Golden / Leigh Parrish / Dan Moore
Joele Frank
(212) 355-4449